UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     December 18, 2019

Benchmark 2019-B15 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001793651)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

JPMorgan Chase Bank, National Association

(Central Index Key number: 0000835271)

German American Capital Corporation

(Central Index Key number: 0001541294)

(Exact name of sponsors as specified in their charters)

Delaware	333-228597-04	86-1073506
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

388 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 816-5343

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.           Other Events.

On December 18, 2019 (the “Closing Date”), Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2019 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee, of Benchmark 2019-B15 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2019-B15 (the “Certificates”). The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class X-B, Class X-D, Class X-F, Class D, Class E, Class F, Class G-RR, Class J-RR and Class R Certificates (collectively, the “Private Certificates”) and (iii) the VRR Interest.

All of the Public Certificates, having an aggregate initial principal amount of $712,018,000, were sold to Citigroup Global Markets Inc. (“CGMI”), J.P. Morgan Securities LLC (“JPMS”), Deutsche Bank Securities Inc. (“DBSI”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel” and together with CGMI, JPMS, DBSI and Academy, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of November 25, 2019 (the “Underwriting Agreement”), between the Depositor and the Underwriters. CGMI, JPMS and DBSI are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated November 20, 2019, and by the Prospectus, dated November 25, 2019 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. The Underwriting Agreement is attached hereto as Exhibit 1. In connection with the issuance, and sale to the Underwriters, of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibit 5.

All of the Private Certificates, having an aggregate initial principal amount of $106,393,491, were sold to CGMI, DBSI, JPMS, Drexel and Academy (together with CGMI, DBSI, JPMS and Drexel in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of November 25, 2019, between the Depositor and the Initial Purchasers. The Private Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in Benchmark 2019-B15 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 32 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 87 commercial, multifamily and manufactured housing community properties. The Mortgage Loans were acquired by the Depositor from (i) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2019 (the “CREFI Mortgage Loan Purchase Agreement”), between the Depositor and CREFI, (ii) German American Capital Corporation (“GACC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2019 (the “GACC Mortgage Loan

Purchase Agreement”), between the Depositor and GACC, and (iii) JPMorgan Chase Bank, National Association (“JPMCB”), pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2019 (the “JPMCB Mortgage Loan Purchase Agreement” and, together with the CREFI Mortgage Loan Purchase Agreement and the GACC Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and JPMCB. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively.

The assets of the Issuing Entity include several Mortgage Loans which are part of a Loan Combination as described in the Prospectus. Each Loan Combination is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Loan Combination, the terms of which are described under “Description of the Mortgage Pool—The Loan Combinations” in the Prospectus. Each Co-Lender Agreement is attached as an exhibit hereto, as described in the following table. Moreover, certain of such Loan Combinations will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, an “Outside Servicing Agreement”). Each such Outside Servicing Agreement is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the affected Loan Combinations under such Outside Servicing Agreement, see “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

Name of Mortgaged Property or Portfolio of Mortgaged Properties Securing Subject Loan Combination (as identified on the Mortgage Loan Schedule to the Pooling and Servicing Agreement)	Exhibit Number of Related Co-Lender Agreement	Exhibit Number of Related Outside Servicing Agreement (if any)
Innovation Park	4.9	N/A
Century Plaza Towers	4.10	4.2
Harvey Building Products	4.11	4.3
Austin Landing Mixed-Use	4.12	N/A
City Hyde Park	4.13	4.4
Tysons Tower	4.14	4.5
Legends at Village West	4.15	4.3
Elston Retail Collection	4.16	4.6
600 & 620 National Avenue	4.17	4.7
The Essex	4.18	4.3
Osborn Triangle	4.19	4.8
Sunset North	4.20	4.4
Hilton Cincinnati Netherland Plaza	4.21	4.3
8 West Centre	4.22	4.3

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from CREFI, GACC and JPMCB. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $4,242,961, were approximately $864,153,936. Of the expenses paid by the Depositor, approximately $199,949 were paid directly to affiliates of the Depositor, $50,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $4,043,012 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated November 25, 2019. The related registration statement (file no. 333-228597) was originally declared effective on February 15, 2019. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

GACC, in its capacity as “retaining sponsor”, is satisfying a portion of its credit risk retention obligation under Regulation RR (12 C.F.R. Part 43) promulgated under Section 15G of the Securities Exchange Act of 1934, as amended (“Regulation RR”) in connection with the issuance of the Public Certificates, the Private Certificates (other than the Class R Certificates) and the VRR Interest (collectively, the “Certificates”) by the acquisition from the Depositor on the Closing Date and retention by Deutsche Bank AG, New York Branch (“DBNY”), JPMCB and CREFI portions of an “eligible vertical interest” (as defined in Regulation RR) in the form of a “single vertical security” (as defined in Regulation RR) with an aggregate initial Certificate Balance of approximately $28,200,000 (the “VRR Interest”), representing approximately 3.3309% of all the Certificates as of the Closing Date, as follows: (i) on the Closing Date, pursuant to the CREFI Mortgage Loan Purchase Agreement, CREFI an “originator” (within the meaning of Regulation RR) of Mortgage Loans and/or portions thereof representing approximately 37.18% of the aggregate Cut-off Date Balance of all the Mortgage Loans, acquired from the Depositor $10,485,963 of the VRR Interest, in exchange for a reduction in the price that CREFI received for its sale to the Depositor of the Mortgage Loans and/or portions thereof that it transferred to the Depositor; (ii) on the Closing Date, pursuant to the JPMCB Mortgage Loan Purchase Agreement, JPMCB, an “originator” (within the meaning of Regulation RR) of Mortgage Loans and/or portions thereof representing approximately 38.0% of the aggregate Cut-Off Date Balance of all the Mortgage Loans, acquired from the Depositor $10,717,277 of the VRR Interest, in exchange for a reduction in the price that JPMCB received for its sale to the Depositor of the Mortgage Loans and/or portions thereof that it transferred to the Depositor; and (iii) on the Closing Date, pursuant to the GACC Mortgage Loan Purchase Agreement, DBNY, a “majority-owned affiliate” (within the meaning of Regulation RR) of GACC, will receive, as partial consideration for the Mortgage Loans and/or portions thereof that GACC transferred to the Depositor, $6,996,760 of the VRR Interest.

GACC, in its capacity as “retaining sponsor”, is satisfying a portion of its credit risk retention obligation under Regulation RR in connection with the securitization transaction constituted by the issuance of the Certificates by the purchase on the Closing Date and holding by Eightfold Real Estate Capital Fund V, L.P., of an “eligible horizontal residual interest” (as such term is defined in Regulation RR), consisting of all of the Class G-RR and Class J-RR Certificates.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description
Exhibit 1	Underwriting Agreement
Exhibit 4.1	Pooling and Servicing Agreement
Exhibit 4.2	CPTS 2019-CPT TSA
Exhibit 4.3	Benchmark 2019-B14 PSA
Exhibit 4.4	Benchmark 2019-B13 PSA
Exhibit 4.5	BANK 2019-BNK21 PSA
Exhibit 4.6	COMM 2019-GC44 PSA
Exhibit 4.7	UBSCM 2019-C17 PSA
Exhibit 4.8	JPMCC 2019-OSB TSA
Exhibit 4.9	Innovation Park Co-Lender Agreement
Exhibit 4.10	Century Plaza Towers Co-Lender Agreement
Exhibit 4.11	Harvey Building Products Co-Lender Agreement
Exhibit 4.12	Austin Landing Mixed-Use Co-Lender Agreement
Exhibit 4.13	City Hyde Park Co-Lender Agreement
Exhibit 4.14	Tysons Tower Co-Lender Agreement
Exhibit 4.15	Legends at Village West Co-Lender Agreement
Exhibit 4.16	Elston Retail Collection Co-Lender Agreement
Exhibit 4.17	600 & 620 National Avenue Co-Lender Agreement
Exhibit 4.18	The Essex Co-Lender Agreement
Exhibit 4.19	Osborn Triangle Co-Lender Agreement
Exhibit 4.20	Sunset North Co-Lender Agreement
Exhibit 4.21	Hilton Cincinnati Netherland Plaza Co-Lender Agreement
Exhibit 4.22	8 West Centre Co-Lender Agreement
Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated December 18, 2019
Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated December 18, 2019 (included as part of Exhibit 5)

Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated December 18, 2019 (included as part of Exhibit 5)
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 25, 2019, which such certification is dated November 25, 2019
Exhibit 99.1	CREFI Mortgage Loan Purchase Agreement
Exhibit 99.2	GACC Mortgage Loan Purchase Agreement
Exhibit 99.3	JPMCB Mortgage Loan Purchase Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 18, 2019	CITIGROUP COMMERCIAL MORTGAGE
SECURITIES INC.
	By:	/s/ Richard Simpson
Name: Richard Simpson
Title: President

BMARK 2019-B15 – Form 8-K (Closing)